UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 3, 2020

Luna Innovations Incorporated
(Exact name of registrant as specified in its charter)

301 1st Street SW, Suite 200
Roanoke, VA 24011
(Address of principal executive offices, including zip code)
540-769-8400
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LUNA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
As previously reported, on December 3, 2020, Luna Innovations Incorporated (the "Company") entered into and closed a Share Purchase Agreement (the “Share Purchase Agreement”) with QinetiQ Holdings Limited (“QinetiQ”) for the purchase of all of the shares of OptaSense Holdings Limited (“OptaSense Holdings”). This Form 8-K/A is filed as an amendment to the Form 8-K filed by the Company on December 3, 2020. The information previously reported in Form 8-K is hereby incorporated by reference into this Form 8-K/A. The purpose of this Form 8-K/A is to file the audited financial statements and pro forma information required by Item 9.01.
Item 9.01 Financial Statements and Exhibits
(a) Financial statements of businesses acquired.

The audited consolidated financial statements of OptaSense Holdings and it’s wholly owned subsidiaries as of and for the years ended March 31, 2020 and March 31, 2019 and the report of Grant Thornton LLP, independent certified public accountants, thereon, are filed herewith as Exhibit 99.1.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2020 and the unaudited pro forma condensed consolidated income statements for the nine months ended September 30, 2020 and the year ended December 31, 2019 of the Company, giving effect to its acquisition of OptaSense Holdings, are filed herewith as Exhibit 99.2. Such unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the operating results or financial position that actually would have been achieved if the acquisition had been in effect on the dates indicated or that may be achieved in future periods, and should be read in conjunction with the financial statements of the Company and OptaSense Holdings.

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits.

Exhibit	Description
23.1	Consent of Independent Certified Public Accountants
99.1	Audited Financial Statements of Business Acquired
99.2	Pro Forma Financial Information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luna Innovations Incorporated

By:	/s/ Scott A. Graeff
Scott A. Graeff
President and Chief Executive Officer
Date: June 29, 2021